SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of BestGofer, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on June 29, 2026 (the “Original 8-K”), which reported under Item 4.01 the dismissal of Barton CPA PLLC (“Barton”) as, and the appointment of GreenGrowth CPAs as, the Company’s independent registered public accounting firm. This Amendment is being filed to (i) include as Exhibit 16.1 the letter from Barton addressed to the Securities and Exchange Commission, and (ii) correct the disclosure under Item 4.01 of the Original 8-K regarding the Company’s request for Barton’s response letter. As described below, Barton was not provided with the Original 8-K, or requested to review or furnish an Exhibit 16 response letter, prior to the filing of the Original 8-K, and Barton first received the Original 8-K on July 7, 2026. Except as described in this Amendment, this Amendment does not modify or update any other disclosure in the Original 8-K.

Item 4.01Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On June 23, 2026, the Board of Directors of BestGofer, Inc. (the “Company”) dismissed Barton CPA PLLC (“Barton”), PCAOB Firm ID 6968, as the Company’s independent registered public accounting firm.

Barton’s reports on the Company’s consolidated financial statements for the fiscal years ended November 30, 2025 and November 30, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2025 and November 30, 2024, and in the subsequent interim period through the date hereof, there were no disagreements between the Company and Barton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Barton, would have caused Barton to make reference thereto in its reports.

During the fiscal years ended November 30, 2025 and November 30, 2024, and in the subsequent interim period through the date hereof, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company’s management concluded that disclosure controls and procedures were not effective as of November 30, 2025.

In connection with the filing of the Original 8-K, the Company did not provide Barton with a copy of the Original 8-K, and did not request that Barton furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made under this Item 4.01, prior to the filing of the Original 8-K. Barton first received the Original 8-K on July 7, 2026. Following its receipt and review of the Original 8-K, Barton has furnished a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made under this Item 4.01. A copy of Barton’s letter is filed as Exhibit 16.1 to this Amendment.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 23, 2026, the Board of Directors of the Company appointed GreenGrowth CPAs (“GreenGrowth”), a PCAOB-registered public accounting firm based in Los Angeles, California, as the Company’s new independent registered public accounting firm for the fiscal year ending November 30, 2026, effective immediately.

During the fiscal years ended November 30, 2025 and November 30, 2024, and in the subsequent interim period through the date hereof, neither the Company nor anyone on its behalf consulted with GreenGrowth regarding: (i) the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or a reportable event.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter from Barton CPA PLLC, dated July 8, 2026, addressed to the Securities and Exchange Commission (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	July 9, 2026	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer